Principal Life Insurance Company
Variable Life Separate Account

Supplement dated September 28, 2015
to the Statutory Prospectuses dated May 1, 2015 for:

Principal Benefit Variable Universal Life
Principal Benefit Variable Universal Life II
Principal Executive Variable Universal Life
Principal Executive Variable Universal Life II

This supplement updates information contained in the Statutory Prospectus for the variable life insurance policies referenced above. Please retain this supplement for future reference.

TABLE OF SEPARATE ACCOUNT DIVISIONS

On or about November 6, 2015 replace the information for the Neuberger Berman AMT Small-Cap Growth Division with the following:

Neuberger Berman AMT Mid Cap Growth Division
Invests in:	Neuberger Berman AMT Mid Cap Growth Portfolio - Class S
Investment Advisor:	Neuberger Berman through a sub-advisory agreement with Neuberger Berman Management LLC
Investment Objective:	seeks growth of capital.